UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2015

AXIOM OIL AND GAS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Ave. Suite 1600

New York, New York 10017

(Address of principal executive offices) (Zip Code)

(212) 984-0685

Company’s telephone number, including area code

____________

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

Please refer to the disclosure in Item 5.02 for details on the issuance of unregistered equity securities, which issuance was exempt from registration under the Securities Act of 1933 relying on Regulation D and/or Section 4(2) of the Securities Act of 1933.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 16, 2015, Mr. Brian Jensen resigned as a director and Chief Financial Officer of the Company.  There was no disagreement between Mr. Jensen and the Officers and Directors of the Company.

On September 16, 2015, the Company appointed Ms. Jill Mix as Director and Chief Financial Officer.  In connection with the appointment, Ms. Mix entered into the Company’s standard form of Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Ms. Mix to the fullest extent permitted by law against any and all liabilities and expenses in connection with any proceeding to which such director or officer was, is or becomes a party, arising out of their services as an officer, director, employee, agent or fiduciary of the Company or its subsidiaries. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.1. In addition, pursuant to the Company’s stock option plan, the Company has granted Ms. Mix a stock option to acquire 300,000 shares at a price of $0.25 per share with 150,000 shares vesting immediately, 50,000 shares on March 16, 2016, 50,000 shares on September 16, 2016 and 50,000 shares March 16, 2017.

Ms. Mix has been the Accounting Manager for Legacy Global Financial Group, Inc. since March 2015.  As Manager of the corporate and financial accounting division her roles include accounting services, CFO services, financial reporting for public companies and the development of accounting systems and procedures for both start up and established businesses.  From June 2014 to February 2015, Ms. Mix was an Accounting Assistant for Columbia Bank.  From January 2013 to June 2014 she worked as the Accountant for Unlimited Drywall, Inc.  From May 2010 to September 2013, Ms. Mix was the Accounting and Office Manager of Re/Max All Seasons LLC.  In 2014, Ms. Mix was awarded a Bachelor of Science Degree in Business with an emphasis on accounting from Lewis-Clark State College.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description
10.1	Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axiom Oil and Gas Corp.

Dated:  September 17, 2014

By:  /s/Michael Altman

Name: Michael Altman

Title:  CEO

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